Financial Assets and Liabilities - Summary of Fair Value of Warrants (Details) - Warrants		6 Months Ended
	Nov. 19, 2021 USD ($) Year $ / shares	Dec. 31, 2021 USD ($) Year $ / shares
Disclosure Of Financial Instruments [Line Items]
Share Price	$ 6.24	$ 4.80
Par value per share	$ 7.26	$ 7.26
Expected Term | Year	7	7
Dividend Yield	0.00%	0.00%
Expected Volatility	83.94%	85.01%
Risk Free Interest Rate	1.46%	1.44%
Fair value per warrant	$ 4.5664	$ 3.3501
Fair value | $	$ 8,081,028	$ 5,928,555